 Exhibit 99.1

XPO Announces Proposed Private Offering of Senior Secured and Unsecured Notes

GREENWICH, Conn. - May 17, 2023 - XPO, Inc. (“XPO” or the “company”) (NYSE: XPO) announced today that, subject to market and other conditions, it intends to offer through one or more private placements $830 million in aggregate principal amount of senior secured notes due 2028 (the “Secured Notes”) and $450 million in aggregate principal amount of senior unsecured notes due 2031 (the “Unsecured Notes” and together with the Secured Notes, the “Notes”). The Notes are being offered in addition to the previously announced proposed $700 million senior secured term loan facility (the “New Term Loan Facility”).

The company intends to use the net proceeds from the issuance of the Notes, together with the proceeds from the New Term Loan Facility and cash on hand, to repay term loan principal and accrued interest outstanding under its existing secured term loan facility (the “Existing Term Loan”) and to pay fees, costs and expenses relating to the Notes and New Term Loan Facility. The remaining portion of the Existing Term Loan is expected to be repaid with cash on hand in the second quarter of 2023. The closing of the New Term Loan Facility and the terms thereof are subject to obtaining lender commitments, as well as market and other conditions, and there can be no assurance as to whether or when the New Term Loan Facility may be completed, or as to the actual size or terms thereof.

The Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and only to non-U.S. persons outside the United States pursuant to Regulation S. The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

This release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sales of the Notes in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. Any offers of the Notes will be made only by means of a private offering memorandum.

About XPO

XPO (NYSE: XPO) is one of the largest providers of asset-based less-than-truckload (LTL) transportation in North America, with proprietary technology that moves goods efficiently through its network. Together with its business in Europe, XPO serves approximately 48,000 customers with 558 locations and 38,000 employees. The company is headquartered in Greenwich, Conn., USA.

Forward-Looking Statements

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory,” “seek to refinance” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by XPO in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors XPO believes are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance, achievements or ability to raise debt to be materially different from any future results, levels of activity, performance, achievements or ability to raise debt expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in XPO’s filings with the SEC, and the following: economic conditions generally; the severity, magnitude, duration and aftereffects of the COVID-19 pandemic, including supply chain disruptions due to plant and port shutdowns and transportation delays, the global shortage of certain components such as semiconductor chips, strains on production or extraction of raw materials, cost inflation and labor and equipment shortages, which may lower levels of service, including the timeliness, productivity and quality of service, and government responses to these factors; XPO’s ability to align its investments in capital assets, including equipment, service centers, and warehouses and other network facilities, to its customers’ demands; XPO’s ability to implement its cost and revenue initiatives; the effectiveness of XPO’s action plan, and other management actions, to improve XPO’s North American LTL business; XPO’s ability to benefit from a sale or other divestiture of one or more business units; XPO’s ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; goodwill impairment, including in connection with a business unit sale or other divestiture; matters related to XPO’s intellectual property rights; fluctuations in currency exchange rates; fuel price and fuel surcharge changes; natural disasters, terrorist attacks, wars or similar incidents, including the conflict between Russia and Ukraine and increased tensions between Taiwan and China; the expected benefits of the spin-off of RXO, Inc.; the impact of the prior spin-offs of GXO Logistics, Inc. and RXO, Inc. on the size and business diversity of the company; the ability of the spin-off of a business unit to qualify for tax-free treatment for U.S. federal income tax purposes; XPO’s ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; XPO’s indebtedness; XPO’s ability to raise debt and equity capital; fluctuations in fixed and floating interest rates; XPO’s ability to maintain positive relationships with its network of third-party transportation providers; XPO’s ability to attract and retain qualified drivers; labor matters; litigation; risks associated with XPO’s self-insured claims; risks associated with defined benefit plans for XPO’s current and former employees; the impact of potential sales of common stock by XPO’s chairman; governmental regulation, including trade compliance laws, as well as changes in international trade policies, sanctions and tax regimes; governmental or political actions, including the United Kingdom’s exit from the European Union; competition and pricing pressures; the risk that the intended refinancing of Existing Term Loans with the New Term Loan Facility (the “Term Loan Refinancing”) and one or more private placements of the Notes may not be completed in a timely manner or at all, which may adversely affect the price of XPO’s securities; the risk that XPO will be unable to satisfy the conditions to the closing of the Term Loan Refinancing and of one or more private placements of the Notes in the future; the risk that the Term Loan Refinancing and one or more private placements of the Notes will not be available on favorable terms or at all; and the risk that XPO will be unable to pay down the balance of its senior secured term loan facility as intended.

All forward-looking statements set forth in this release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the company will be realized or, even if substantially realized, that they will have the expected consequences to or effects on the company or its business or operations. Forward-looking statements set forth in this release speak only as of the date hereof, and the company does not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

Investor Contact

Brian Scasserra

+1 617-607-6429

brian.scasserra@xpo.com

Media Contact

Karina Frayter

+1-203-484-8303

karina.frayter@xpo.com

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